NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
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BRAEMAR HOTELS & RESORTS ANNOUNCES PRELIMINARY REVPAR
RESULTS FOR THIRD QUARTER 2021

DALLAS – October 5, 2021 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) reported today preliminary portfolio occupancy of 56.4% for the month of September with an average daily rate (“ADR”) of approximately $333 resulting in RevPAR of approximately $188. This RevPAR reflects an approximate increase of 166.7% versus September 2020 and a decline of approximately 20.8% versus September 2019. The Company expects to report occupancy of 61.7% for the third quarter of 2021 with an ADR of approximately $357 resulting in RevPAR of approximately $220. This RevPAR reflects an approximate increase of 172.4% compared to the third quarter of 2020 and a decline of approximately 6.5% compared to the third quarter of 2019.

“September's results appear to have fallen somewhat short of our initial expectations due to market concerns about the COVID-19 Delta variant. However, daily cases appear to be declining and we are optimistic that the momentum we have experienced in our operating performance will continue,” said Richard J. Stockton, Braemar's President and Chief Executive Officer. “Our Napa properties continue to be strong performers. In the month of September, Bardessono Resort and Spa and Hotel Yountville lead the portfolio in ADR, achieving $1,440 and $996, respectively. Looking ahead, we believe Braemar is well-positioned to continue to execute on its disciplined strategy for growth.”
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Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Forward-Looking Statements

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; the timing and outcome of the Securities and Exchange Commission’s investigation; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

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